SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2002

                            REGENCY AFFILIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        01-7949                   72-0888772
    (State Or Other                 (Commission                (IRS Employer
    Jurisdiction Of                 File Number)             Identification No.)
    Incorporation)

                            729 South Federal Highway
                                    Suite 307
                              Stuart, Florida 34994
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (561) 220-7662



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Item 5. Other Events and Regulation FD Disclosure.

        On February 14, 2002, Regency Affiliates, Inc. (the "Corporation") announced that in connection with the one-for-ten reverse stock split of the Corporation's common stock, with a record date of February 15, 2002, effective at the opening of trading on February 22, 2002 the ticker symbol under which the Corporation's common stock is traded will change to "RAFI."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               REGENCY AFFILIATES, INC.



                                               By /s/ Marc Baldinger
                                                  ------------------------------
                                                  Marc Baldinger
                                                  Chief Financial Officer


Date:   February 14, 2002